UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7888



                  Limited Term Tax-Exempt Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

A fund for the long run

[photo of a gravel road with fields on both sides of the road]

Annual report for the year ended July 31, 2004

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

CONTENTS

Letter to shareholders                                                    1
The value of a long-term perspective                                      3
A fund for the long run                                                   4
Inside your fund's investment portfolio                                   6
Financial statements                                                     11
Trustees and officers                                                    20
What makes American Funds different?                             back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2004 (the most recent calendar quarter):

                                                                    1 year           5 years          10 years
Class A shares
Reflecting 3.75% maximum sales charge                               -3.28%           +4.01%            +4.78%

The fund's 30-day yield for Class A shares as of August 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 2.65%. (This is equivalent to a taxable yield of 4.08% for investors in the 35.0% tax bracket.) The fund's distribution rate for Class A shares as of that date was 3.10%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 18. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax advisor.

FELLOW SHAREHOLDERS:

[photo of a gravel road with fields on both sides of the road]

The latest fiscal year was another rewarding one for Limited Term Tax-Exempt Bond Fund of America and its shareholders. The fund provided attractive tax-free income, and falling interest rates over much of the first half of the fund's fiscal reporting period resulted in the price appreciation of many of the bonds in the fund's portfolio.

During fiscal 2004, the fund provided shareholders with a positive total return, as it has done for every fiscal year over its lifetime. For the 12 months ended July 31, the fund's monthly dividends totaled 51 cents a share, all exempt from federal income taxes.

o If you took these dividends in cash, they represented a tax-free income return of 3.33%.
o If you reinvested your dividends in additional fund shares, your income return was 3.38%.
o To match a 3.38% tax-free income return, a shareholder in the top federal tax-bracket of 35.0% would have had to earn 5.20% from a taxable investment.

Limited Term Tax-Exempt Bond Fund of America's net asset value rose over the period, bringing its share price to $15.33 by July 31, 2004, compared with $15.17 per share at the beginning of the fiscal year. This gain, when combined with the fund's income return, resulted in a 12-month total return of 4.40% for shareholders who reinvested dividends.

This return outpaced the 4.21% average total return of the 149 intermediate municipal bond funds as measured by Lipper. For the same period, the unmanaged Lehman Brothers (7-year) Municipal Bond Index (which does not include expenses and has a longer average maturity than the fund) rose 5.16%.

MARKET AND ECONOMIC REVIEW

Shortly after the start of the fund's fiscal year on August 1, 2003, the bond market began to recover from its mid-summer lull and municipal bond investors enjoyed a positive period that lasted well into the new calendar year. Despite the growing U.S. economy, interest rates fell causing bond prices to rise.

In March 2004, the municipal market was hindered slightly, as low interest rates prompted a surge of new supply that was not easily absorbed. Compounding the soft market, April brought new concerns about economic strength and increased inflation and bonds traded off significantly.

Toward the close of the fiscal year, as economic strength receded, long term interest rates began to decline again. Short term rates, on the other hand, have recently increased. On June 30, the Federal Reserve Board, believing the slowdown to be temporary, raised the federal funds rate by one quarter percentage point to 1.25% -- the first rate hike in four years. After the close of the fund's fiscal reporting period, the Federal Reserve raised the federal funds rate by another quarter percentage point on August 10, bringing it to 1.50%.

[Begin Sidebar]

                                                                                              5 years          10 years
                                                                              1 year      (annualized       (annualized
(for periods ended July 31, 2004)                                     (total return)    total return)     total return)

Results at a glance

Limited Term Tax-Exempt Bond Fund of America                                  +4.40%           +4.88%            +5.16%
Lehman Brothers (7-year) Municipal Bond Index*                                +5.16%           +5.97%            +6.00%
Lipper Intermediate Municipal Debt Funds Average                              +4.21%           +5.04%            +5.26%

*The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.

[End Sidebar]

PORTFOLIO REVIEW

In its effort to conserve principal, the fund typically holds bonds with maturities shorter than many other intermediate term funds. (Generally, the longer a bond's maturity, the more its value tends to rise or fall in response to interest rate fluctuations.) The fund closed the fiscal year on July 31 with an effective average maturity of 4.8 years compared with the 7.1 average maturity of the funds tracked by Lipper.

In addition, the fund's holdings are broadly diversified among high-quality issues. As of July 31, 2004, over 30% of the fund's assets were rated AAA, which is the top category. (You can get the complete breakdown of the fund's credit quality by referring to the pie chart on page 6.) The largest area of concentration came from insured bonds, which accounted for about a quarter of the fund's holdings. These bonds are very high quality as their principal and interest payments are insured by a AAA-rated municipal bond insurance company. Currently, these securities offer very good value while we continue to look for other more research-driven ideas.

LONG-TERM PERSPECTIVE

Limited Term Tax-Exempt Bond Fund of America's good showing over the most recent period and its lifetime is largely due to its research-driven, value-oriented investment approach. (For more information on how the fund is managed, please see the feature that begins on page 4.) Since its inception in 1993, the fund has averaged an annual total return of 4.97%. In addition, the fund has provided a higher return than the average savings account and helped investors stay well ahead of inflation.

In the coming months, we expect to see more fluctuations in interest rates and bond prices. We believe that for those shareholders willing to maintain a long-term perspective, the fund's emphasis on attractive income, but with less volatility than that of longer term bonds, will continue to make it a sensible and valuable addition to their overall portfolios.

We welcome the many new shareholders who have joined the fund the past year and thank all of you for your continued support.

Cordially,

/s/ Paul G. Haaga
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Brenda S. Ellerin
Brenda S. Ellerin
President

September 16, 2004

For current information about the fund, visit americanfunds.com.

TAX-FREE YIELDS VS. TAXABLE YIELDS

Find your estimated 2004 taxable income below to determine your federal tax rate1, then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.16%2 tax-free distribution rate as of July 31, 2004.

For example, investors in the highest tax bracket (35.0%) would need to receive a yield of 4.86% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.16%.

                                                                                                           As of July 31, 2004,
                                                                                                          the fund's tax-exempt
                                                                                                           distribution rate of
                         If your taxable income is ...                              Then your            3.16%(2) is equal to a
                 Single                                  Joint              federal tax rate(1) is ...       taxable rate of...

      $          0 -       7,150             $           0 -      14,300              10.0%                       3.51%
             7,151 -      29,050                    14,301 -      58,100              15.0                        3.72
            29,051 -      70,350                    58,101 -     117,250              25.0                        4.21
            70,351 -     146,750                   117,251 -     178,650              28.0                        4.39
           146,751 -     319,100                   178,651 -     319,100              33.0                        4.72
                    Over 319,100                            Over 319,100              35.0                        4.86

(1) Based on 2004 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
(2) Distribution rate based on the average offering price for the month of July.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its relatively short lifetime, at net asset value, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all intermediate municipal bond funds tracked by Lipper.

The chart shows the periods since the fund's inception on October 6, 1993, to July 31, 2004, with dividends reinvested.

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus the net amount invested was $9,625.2

[begin mountain chart]

Date                                        The fund
                 The fund at            at net asset        Lehman Brothers    Lipper Intermediate
               maximum sales          value (without       7-Year Municipal         Municipal Debt
                      charge           sales charge)          Bond Index(3)      Funds Average (4)

10/6/93               $9,625                 $10,000                $10,000               $10,000
10/31/93               9,787                  10,171                 10,026                10,018
1/31/94*              10,077                  10,472                 10,228                10,232
4/30/94                9,670                  10,049                  9,810                 9,766
7/31/94                9,826                  10,211                  9,979                 9,957
10/31/94               9,713                  10,094                  9,836                 9,776
1/31/95                9,830                  10,215                 10,024                 9,993
4/30/95               10,152                  10,549                 10,384                10,329
7/31/95               10,460                  10,870                 10,786                10,626
10/31/95              10,711                  11,131                 11,051                10,904
1/31/96               10,942                  11,371                 11,341                11,189
4/30/96               10,877                  11,303                 11,171                11,019
7/31/96               11,024                  11,456                 11,333                11,197
10/1/96               11,250                  11,691                 11,565                11,418
1/31/97               11,375                  11,821                 11,764                11,580
4/30/97               11,440                  11,888                 11,768                11,618
7/31/97               11,901                  12,367                 12,309                12,127
10/31/97              12,003                  12,474                 12,424                12,218
1/31/98               12,261                  12,741                 12,753                12,535
4/30/98               12,255                  12,735                 12,691                12,489
7/31/98               12,490                  12,979                 12,956                12,728
10/31/98              12,783                  13,284                 13,342                13,052
1/31/99               12,955                  13,463                 13,602                13,275
4/30/99               12,940                  13,448                 13,553                13,234
7/31/99               12,813                  13,315                 13,380                13,028
10/31/99              12,738                  13,237                 13,343                12,865
1/31/00               12,715                  13,214                 13,355                12,856
4/30/00               12,874                  13,379                 13,548                13,096
7/31/00               13,208                  13,726                 13,994                13,464
10/31/00              13,435                  13,962                 14,254                13,691
1/31/01               13,878                  14,422                 14,849                14,197
4/30/01               13,995                  14,543                 14,844                14,209
7/31/01               14,395                  14,959                 15,276                14,618
10/31/01              14,681                  15,256                 15,659                14,959
1/31/02               14,602                  15,174                 15,648                14,905
4/30/02               14,782                  15,361                 15,888                15,092
7/31/02               15,160                  15,754                 16,367                15,520
10/31/02              15,295                  15,895                 16,641                15,705
1/31/03               15,517                  16,125                 16,902                15,888
4/30/03               15,799                  16,418                 17,257                16,209
7/31/03               15,570                  16,180                 17,000                15,960
10/31/03              16,030                  16,659                 17,597                16,405
1/31/04               16,326                  16,966                 17,969                16,708
4/30/04               16,133                  16,765                 17,660                16,481
7/31/04               16,255                  16,892                 17,877                16,667

                               Year ended July 31

[end mountain chart]


AVERAGE ANNUAL TOTAL RETURNS
with all distributions reinvested

                                         periods ended 7/31/04
Class A shares
One year                                                +0.50%
Five years                                              +4.08%
10 years                                                +4.76%

Assumes payment of the 3.75% maximum sales charge at the beginning of the stated periods.

*For the period October 6, 1993, to July 31, 1994.
(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $100,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 4.75% prior to January 10, 2000.
(3) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) Calculated by Lipper. The average does not reflect sales charges.

  Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.



A FUND FOR THE LONG RUN

[photo of a gravel road with fields on both sides of the road]

For much of the past year, market volatility and the anticipation of rising interest rates have kept bond investors on the edge of their seats. Although municipal issues -- like the ones in which the fund invests -- are typically less volatile than stocks and some taxable bonds, they are subject to various risks that can cause the value of bonds to fluctuate. That's why many careful investors choose an actively managed municipal bond fund for a portion of their investment portfolios.

Limited Term Tax-Exempt Bond Fund of America was created as a high-quality, intermediate-maturity alternative for bond investors. It offers shareholders less volatility than a long term bond fund, but also seeks to provide more income than short term bonds or a money market investment. To achieve its goal, the fund utilizes a specialized investment approach: conduct thorough research to uncover quality and relative value; avoid taking significant risks; and invest with a long term perspective. This investment philosophy, which relies on the diligence of experienced portfolio managers, has served the fund -- and its shareholders -- very well over the years.

DIVERSE OPPORTUNITIES

As you look through the portfolio that begins on page 6, what should be immediately evident is the broad diversity of holdings in which the fund invests. Limited Term Tax-Exempt Bond Fund of America owns more than 320 securities, reflecting a wide variety of projects in 45 states and U.S. territories -- a mix that would be very costly and difficult for an individual fixed-income investor to duplicate. A well-diversified portfolio is essential because it can cushion against risks such as downgrades in credit ratings, defaults or early redemptions by the various issuers.

To determine which bonds are suitable for the portfolio, the fund's managers sift through many individual issues and analyze the bond market as a whole. This involves studying state and regional economies, the creditworthiness of issuers, individual market sectors and interest rates. When pieced together, this information provides a more complete picture of the market to help the fund's managers build a broadly diversified portfolio of quality tax-exempt bonds.

A CONSERVATIVE APPROACH

In their quest for value, the fund's portfolio counselors are careful to keep an eye on risk, and make a concerted effort to add only top-rated issues to the portfolio. As a result, Limited Term Tax-Exempt Bond Fund of America maintains a high credit quality, and invests primarily in bonds rated in the top three categories -- AAA, AA or A (though it can also hold lower-rated bonds) -- by independent credit rating services. The fund also maintains a shorter average maturity than most of its peers. By doing this, the fund is able to limit its interest rate risk and better preserve shareholder capital.

Additionally, the fund's portfolio counselors invest with a long term perspective, which can help buffer investors from sudden market fluctuations. Investments are researched extensively, both before and after they have been added, and the portfolio is constantly monitored in order to preserve its long term viability. This conservative approach has helped the fund to deliver consistently solid returns for shareholders through several full interest rate cycles, and positive returns for every fiscal year over the fund's lifetime.

ACTIVE MANAGEMENT

A well-managed fund is one of the best ways to reap the benefits of municipal bond investing. Limited Term Tax-Exempt Bond Fund of America gives investors access to seasoned professionals who search the broad investment landscape for the best opportunities. The fund's investment adviser, Capital Research and Management Company, uses a unique method for managing investments -- the multiple portfolio counselor system. Under this system, the fund's assets are divided into separate portions and each portion is independently managed; counselors are able to invest according to their own strongest convictions. The fund currently has three counselors: Brenda Ellerin, Neil Langberg and Karl Zeile, who possess a combined total experience in bond analysis and investing of 51 years. They in turn, can draw on the experience of fixed income analysts across their department as well as equity analysts around the world.

A YEAR-BY-YEAR LOOK AT TOTAL RETURN AND TAX-FREE DIVIDEND INCOME

Unlike regular bonds, municipal issues offer investors the advantage of paying interest that is free from federal income taxes -- which can be a considerable savings to shareholders. The chart below shows full fiscal year periods for years ended July 31. Amounts are in percentages at net asset value with distributions reinvested. Over time, Limited Term Tax-Exempt Bond Fund of America's investment approach has provided shareholders with substantial tax-free dividend income, supplemented in many years by a measure of portfolio appreciation.

[bar chart]

       Total returns      Income returns   Taxable equivalent
                                                income return
                                               (calculated at
                                               35.0% tax rate)

1994*       2.1 %               3.5              5.4
1995        6.5                 5.0              7.7
1996        5.4                 4.9              7.5
1997        8.0                 4.9              7.5
1998        4.9                 4.5              6.9
1999        2.6                 4.2              6.5
2000        3.1                 4.4              6.8
2001        9.0                 4.4              6.8
2002        5.3                 3.9              6.0
2003        2.7                 3.5              5.4
2004        4.4                 3.4              5.2

*Not a full year

[end bar chart]


INVESTMENT PORTFOLIO, July 31, 2004

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


QUALITY RATINGS*

[begin pie chart]
                                Percent of
                                net assets
Aaa/AAA                               32.3%
Aa/AA                                 29.9
A/A                                   11.2
Baa/BBB                               20.5
Ba/BB                                  0.8
Cash & equivalents                     5.3
[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                          Principal       Market   Percent
                                                                                             amount        value    of net
BONDS AND NOTES  - 94.67%                                                                     (000)        (000)    assets

ALASKA  - 1.64%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001, 5.375% 2021                                                                  $6,365       $5,365      .52%
Other securities                                                                                          11,603      1.12
                                                                                                          16,968      1.64

ARIZONA  - 1.02%
Industrial Dev. Auth. of the County of Yavapai, Solid Waste Disposal Rev. Bonds
   (Waste Management, Inc. Project), Series 2003-A-2, AMT, 4.45% 2028 (put 2008)             3,750         3,810       .37
Other securities                                                                                           6,735       .65
                                                                                                          10,545      1.02

CALIFORNIA  - 5.22%
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
   Apartment Communities, LP), Series 1998-A1, AMT, 5.05% 2025 (put 2008)                     4,000        4,170       .40
Pollution Control Fncg. Auth.:
 Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
   Series 1998-A, AMT, 5.10% 2018 (put 2008)                                                  4,300        4,474
 Variable Rate Demand Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
   Project), Series 2003-A, AMT, 5.00% 2038 (put 2013)                                        2,000        2,001
 Variable Rate Demand Solid Waste Disposal Rev. Ref. Bonds (Waste Management,
   Inc. Project), Series 2002-A, AMT, 3.125% 2022 (put 2006)                                  2,000        1,998       .82
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured,
   5.25% 2010                                                                                 6,650        7,355       .71
Other securities                                                                                          34,001      3.29
                                                                                                          53,999      5.22

COLORADO  - 2.85%
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A, XLCA insured,
   5.00% 2012                                                                                 4,000        4,335       .42
Other securities                                                                                          25,150      2.43
                                                                                                          29,485      2.85

CONNECTICUT  - 1.03%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
   2011 (1)                                                                                   4,000        4,272       .41
Other securities                                                                                           6,374       .62
                                                                                                          10,646      1.03

FLORIDA  - 3.46%
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
   Series 2003-A, 5.25% 2012                                                                  1,535        1,664       .16
Other securities                                                                                          34,178      3.30
                                                                                                          35,842      3.46

ILLINOIS  - 5.59%
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
   Natural History, Series 2002, 4.05% 2036 (put 2011)                                        4,000        3,993       .39
City of Chicago, O'Hare International Airport, Passenger Fac. Charge Rev. Bonds,
   Series 1996-A, AMBAC insured, 5.60% 2010                                                   4,000        4,258       .41
Other securities                                                                                          49,660      4.79
                                                                                                          57,911      5.59

INDIANA  - 3.47%
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
   2002-F, 5.50% 2009-2011                                                                    3,640        4,004       .39
Transportation Fin. Auth., Toll Road Lease Rev. Ref. Bonds, Series 1996, AMBAC
   insured, 5.25% 2010                                                                        4,970        5,341       .52
Other securities                                                                                          26,542      2.56
                                                                                                          35,887      3.47

KENTUCKY  - 1.03%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
   Series 1999, 5.70% 2009                                                                    4,150        4,431       .43
Other securities                                                                                           6,176       .60
                                                                                                          10,607      1.03

LOUISIANA  - 0.76%
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our
   Lady Health System Project), Series 1998-A, FSA insured, 5.50% 2006                        4,500        4,785       .46
Other securities                                                                                           3,070       .30
                                                                                                           7,855       .76

MASSACHUSETTS  - 1.66%
G.O. Bonds, Consolidated Loan, 5.00%-5.25% 2009-2013                                          5,575        6,094       .59
Other securities                                                                                          11,105      1.07
                                                                                                          17,199      1.66

MICHIGAN  - 4.93%
Hospital Fin. Auth., Variable Rate Rev. Bonds (Ascension Health Credit Group):
 Series 1999-B3, 5.30% 2033 (put 2006)                                                        5,000        5,329
 Series 1999-B4, 5.375% 2033 (put 2007)                                                       2,000        2,161       .72
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
   Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                         3,000        2,954       .29
Other securities                                                                                          40,620      3.92
                                                                                                          51,064      4.93

MISSOURI  - 0.92%
Health and Educational Facs. Auth. Rev. Bonds (SSM Health Care), Series 2002-A,
   5.00% 2011                                                                                 5,255        5,629       .54
Other securities                                                                                           3,918       .38
                                                                                                           9,547       .92

MONTANA  - 0.70%
City of Forsyth, Pollution Control Rev. Ref. Bonds,  Series 1999-B, AMT, AMBAC
   insured, 5.125% 2034 (put 2008)                                                            6,825        7,284       .70

NEW JERSEY  - 2.26%
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
   2003, 6.125% 2024                                                                          7,000        6,478       .63
Other securities                                                                                          16,934      1.63
                                                                                                          23,412      2.26

NEW YORK  - 9.08%
Dormitory Auth.:
 State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing), Series 2003-A,
   5.00% 2012                                                                                 3,500        3,814       .37
 Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
   Series 2002-B, 5.25% 2023 (put 2012)                                                       7,125        7,716       .75
City of New York, G.O. Bonds, 4.50%-5.625% 2007-2012                                         12,460       13,365      1.29
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
   6.00% 2006                                                                                 5,450        5,842       .56
New York City, Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
   2003 Series A, 5.50% 2026                                                                  7,000        7,752       .75
Port Auth. of New York and New Jersey, Consolidated Bonds, AMT, Series 131:
 5.00% 2008                                                                                   4,260        4,543
 5.00% 2009                                                                                   4,000        4,270       .85
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
   (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                           24,000        4,256       .41
Other securities                                                                                          42,469      4.10
                                                                                                          94,027      9.08

NORTH CAROLINA  - 3.70%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds:
 Series 1993-C, 5.50% 2007                                                                    3,800        4,027
 5.375%-7.00% 2005-2012                                                                      11,685       12,628      1.61
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1997-A,
   MBIA insured, 5.125% 2011                                                                  3,750        4,042       .39
Other securities                                                                                          17,607      1.70
                                                                                                          38,304      3.70

OHIO  - 1.81%
County of Lorain, Catholic Healthcare Partners:
 Hospital Facs. Rev. Bonds, Series 2002-A, 5.00%-5.50% 2010-2012                              6,135        6,634
 Hospital Facs. Rev. Ref. and Improvement Bonds, Series 2001-A, 5.25% 2010                    3,445        3,724      1.00
Other securities                                                                                           8,413       .81
                                                                                                          18,771      1.81

PENNSYLVANIA  - 1.48%
Erie County, Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2002-A, 4.90% 2009                              4,000        4,150       .40
Westmoreland County Industrial Dev. Auth., Variable Rate Rev. Bonds (National
   Waste and Energy Corp.; Valley Landfill Expansion Project), Series 1993, AMT,
   5.10% 2018 (put 2009)                                                                      2,000        2,068       .20
Other securities                                                                                           9,108       .88
                                                                                                          15,326      1.48

PUERTO RICO  - 0.90%
The Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000,
   5.75% 2020 (preref. 2010)                                                                  3,635        3,939       .38
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                      4,000        4,279       .41
Other securities                                                                                           1,076       .11
                                                                                                           9,294       .90

TENNESSEE  - 1.69%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
   Express Corp.), Series 2001, 5.00% 2009                                                    7,490        7,921       .76
Other securities                                                                                           9,552       .93
                                                                                                          17,473      1.69

TEXAS  - 17.52%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds
   (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012                     5,350        5,603       .54
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
   Project), Series 2001-C, AMT, 5.75% 2036 (put 2011)                                        5,750        5,932       .57
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
   Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A4, AMT, 5.20% 2033
   (put 2008)                                                                                 6,450        6,798       .66
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and
   Improvement Bonds, Series 1998, 5.00% 2012                                                 4,000        4,267       .41
Fort Worth Independent School Dist. (Tarrant County), School Building Unlimited
   Tax Bonds, Series 2001-A, 5.00% 2011                                                       3,560        3,872       .37
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste
   Management of Texas, Inc. Denton County Project), Series 2003-B, AMT, 3.50%
   2028 (put 2007)                                                                            1,000        1,000       .10
Harris County:
 G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                            1,585        1,747
 Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                                4,645        5,061
 Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2009-2011                         4,000        4,352      1.08
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, AMBAC
   insured, 5.00% 2038 (put 2008)                                                             4,000        4,293       .42
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
   2002-A, 5.50% 2010                                                                         4,740        5,194       .50
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds:
 New Series 2002, 5.25% 2011                                                                  4,500        4,953
 5.00%-5.30% 2007-2011                                                                        6,010        6,508      1.11
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes,
   Series 2002, 5.00% 2008                                                                    8,500        9,160       .88
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series
   2003, MBIA insured, 5.00% 2011                                                             3,715        4,014       .39
Other securities                                                                                         108,642     10.49
                                                                                                         181,396     17.52

VIRGIN ISLANDS  - 0.49%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien,
   Series 1998-A, 5.20% 2010                                                                  4,765        5,054       .49

VIRGINIA  - 1.22%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
   Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT,
   6.25% 2027 (put 2012)                                                                      2,000        2,176       .21
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002,
   AMT, 5.00% 2011                                                                            4,345        4,675       .45
Other securities                                                                                           5,794       .56
                                                                                                          12,645      1.22

WASHINGTON  - 8.47%
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds:
 Series 2003-A, 5.50% 2012                                                                    3,500        3,878
 Series 2004-A, 5.25% 2008                                                                    2,000        2,167       .58
G.O. Bonds and Motor Vehicle Fuel Tax G.O Bonds, Series A, 5.375% 2007                        3,000        3,163
G.O. Bonds, Series 1999-S1, 5.00% 2012                                                        4,700        5,041
Various Purpose G.O. Bonds:
 Series 1999-A, 5.25% 2010                                                                    1,000        1,081
 Series 2000-B, 6.00% 2010                                                                    1,130        1,278      1.02
King County, Limited Tax G.O. Bonds (Baseball Stadium), Series 1997-D, 5.60%
   2009                                                                                       3,710        4,115       .40
Public Power Supply System, Nuclear Project No. 2, Rev. Ref. Bonds:
 Series 1998-A, 5.00% 2005                                                                    4,250        4,382
 Series 1998-A, 5.00% 2012                                                                    4,000        4,252
 5.00%-5.50% 2005-2006                                                                        2,000        2,095      1.04
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref.
   Bonds, Series 2002-B, FSA insured, 5.25% 2011                                              4,000        4,412       .43
Other securities                                                                                          51,863      5.00
                                                                                                          87,727      8.47

OTHER STATES - 11.77%                                                                                    121,917     11.77


TOTAL BONDS AND NOTES (cost: $964,073,000)                                                               980,185     94.67



                                                                                          Principal       Market   Percent
                                                                                             amount        value    of net
SHORT-TERM SECURITIES  - 4.31%                                                                (000)        (000)    assets

State of California, County of Riverside, Cert. of Part. ACES (Riverside County
   Public Facs. Project), Series 1985-B, 1.06% 2015 (2)                                     $ 5,800      $ 5,800       .56
Will County, Illinois, Exempt Fac. Industrial Rev. Bonds (BP Amoco Chemical Co.
   Project), Series 2001, AMT, 1.15% 2031 (2)                                                 1,600        1,600       .16
State of Indiana, City of Whiting, Environmental Facs. Rev. Ref. Bonds (BP
   Products North America Inc. Project), Series 2002-C, AMT, 1.15% 2034 (2)                   3,550        3,550       .34
State of Louisiana, Parish of Plaquemines, Environmental Rev. Bonds (BP
   Exploration & Oil Inc. Project), Series 1994, AMT, 1.15% 2024 (2)                          2,150        2,150       .21
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
   Variable Rate Demand Obligations, Series 2000, 1.08% 2030 (2)                             10,000       10,000       .97
State of Ohio, Solid Waste Rev. Ref. Bonds (BP Products North America Inc.
   Project), Series 2001-B, AMT, 1.15% 2034 (2)                                               1,800        1,800       .17
State of Texas, Gulf Coast Industrial Dev. Auth., Marine Terminal Rev. Bonds
   (Amoco Oil Co. Project), Series 1993, AMT, 1.15% 2028 (2)                                  2,500        2,500       .24
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds
   (BP Products North America Inc. Project), Series 2002, AMT, 1.15% 2036 (2)                 1,700        1,700       .16
State of Texas, Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Ref.
   Bonds (Amoco Oil Co. Project), Series 1994, AMT, 1.15% 2023 (2)                            4,900        4,900       .47
Industrial Dev. Corp., Port of Bellingham, Washington, Environmental Facs.
   Industrial Rev. Bonds (Atlantic Richfield Co. Project), Series 2001, AMT,
   1.15% 2033 (2)                                                                             3,400        3,400       .33
Other securities                                                                                           7,245       .70

TOTAL SHORT-TERM SECURITIES (cost: $44,645,000)                                                           44,645      4.31


TOTAL INVESTMENT SECURITIES (cost: $1,008,718,000)                                                     1,024,830     98.98
Other assets less liabilities                                                                             10,533      1.02

NET ASSETS                                                                                            $1,035,363   100.00%

Other securities include all issues that are not required to be disclosed in the summary schedule of investments.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary portfolio, was $7,424,000, which represented 0.72% of the net assets of the fund.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Ref. = Refunding
Rev. = Revenue




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2004                              (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,008,718)                                                              $1,024,830
 Cash                                                                                                                    34
 Receivables for:
  Sales of fund's shares                                                              $2,378
  Interest                                                                            11,803                         14,181
                                                                                                                  1,039,045
LIABILITIES:
 Payables for:
  Repurchases of fund's shares                                                         2,135
  Dividends on fund's shares                                                             750
  Investment advisory services                                                           264
  Services provided by affiliates                                                        428
  Deferred Trustees' compensation                                                         57
  Other fees and expenses                                                                 48                          3,682
NET ASSETS AT JULY 31, 2004                                                                                      $1,035,363

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                $1,024,132
 Undistributed net investment income                                                                                    256
 Accumulated net realized loss                                                                                       (5,137)
 Net unrealized appreciation                                                                                         16,112
NET ASSETS AT JULY 31, 2004                                                                                      $1,035,363

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 67,518 total shares outstanding

                                                                                                               Net asset value
                                                                    Net assets       Shares outstanding          per share (1)

Class A                                                               $793,417                   51,740                 $15.33
Class B                                                                 52,151                    3,401                  15.33
Class C                                                                107,486                    7,009                  15.33
Class F                                                                 32,699                    2,133                  15.33
Class R-5                                                               49,610                    3,235                  15.33
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.93.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended July 31, 2004                         (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                             $40,046

 Fees and expenses:
  Investment advisory services                                                                $3,167
  Distribution services                                                                        4,047
  Transfer agent services                                                                        179
  Administrative services                                                                        272
  Reports to shareholders                                                                         88
  Registration statement and prospectus                                                          166
  Postage, stationery and supplies                                                                24
  Trustees' compensation                                                                          36
  Auditing and legal                                                                             103
  Custodian                                                                                       12
  State and local taxes                                                                           11
  Total expenses before reimbursement                                                          8,105
   Reimbursement of expenses                                                                     137                     7,968
 Net investment income                                                                                                  32,078

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                                          399
 Net unrealized appreciation on investments                                                                              7,334
  Net realized gain and unrealized appreciation on investments                                                           7,733
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                       $39,811

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                                      Year ending July 31
                                                                                                2004                      2003
OPERATIONS:
 Net investment income                                                                       $32,078                   $26,870
 Net realized gain (loss) on investments                                                         399                    (4,184)
 Net unrealized appreciation (depreciation) on investments                                     7,334                    (7,005)
  Net increase in net assets
   resulting from operations                                                                  39,811                    15,681

DIVIDENDS PAID OR ACCRUED TO
 SHAREHOLDERS FROM NET INVESTMENT INCOME                                                     (32,008)                  (26,832)

CAPITAL SHARE TRANSACTIONS                                                                    63,598                   371,639

TOTAL INCREASE IN NET ASSETS                                                                  71,401                   360,488

NET ASSETS:
 Beginning of year                                                                           963,962                   603,474
 End of year (including
  undistributed net investment income: $256 and $196,
  respectively)                                                                           $1,035,363                  $963,962

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None          Declines from 5% to zero    Class B converts to class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2004, the cost of investment securities for federal income tax purposes was $1,008,420,000.

During the year ended July 31, 2004, the fund reclassified $1,008,000 from additional paid-in capital and $10,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income
                                                                                                                $ 765
Short-term and long-term capital loss deferrals
                                                                                                              (5,137)
Gross unrealized appreciation on investment securities                                                         22,141
Gross unrealized depreciation on investment securities                                                        (5,731)
Net unrealized appreciation on investment securities                                                           16,410

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $390,000, $261,000, $702,000, $3,146,000 and $638,000 expiring in 2005, 2008, 2009, 2011 and 2012, respectively. These numbers reflect the expiration of a capital loss carryforward of $1,018,000. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2004, the fund realized, on a tax basis, a net capital gain of $399,000, which was offset by capital losses of $1,037,000 that were realized during the period November 1, 2002 through July 31, 2003.

Distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

                                                    Year ended July 31
Share class                                     2004                    2003
Class A                                     $ 25,390                $ 21,827
Class B                                        1,359                     954
Class C                                        2,691                   2,062
Class F                                          973                     732
Class R-5                                      1,595                   1,257
Total                                       $ 32,008                $ 26,832

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Trustees approved an amended agreement effective November 1, 2003, reducing the existing annual rate to 0.18% from 0.21% on daily net assets in excess of $60 million but not exceeding $1 billion and continuing the series of rates to include an additional annual rate of 0.16% on such assets exceeding $1 billion. The Board of Trustees also approved an additional amended agreement effective April 1, 2004, that further reduced the annual rate to 0.15% from 0.16% on such assets exceeding $1 billion and included an additional rate of 2.50% of the fund's monthly gross income in excess of $3,333,333.

During the period September 1, 2003 through October 31, 2003, CRMC voluntarily reduced investment advisory service fees to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. As a result, for the year ended July 31, 2004, the fee shown on the accompanying financial statements of $3,167,000, which was equivalent to an annualized rate of 0.311%, was voluntarily reduced by $137,000 to $3,030,000, or 0.297% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2004, unreimbursed expenses subject to reimbursement totaled $1,971,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2004, were as follows (dollars in thousands):

         -----------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent
                                                             administrative        services
                                                                services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class A         $2,338            $165          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class B           529               14          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class C          1,103          Included             $165                $10
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class F            77           Included              46                  4
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              46                  1
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
              Total          $4,047            $179               $257                $15
         -----------------------------------------------------------------------------------------


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $28,000 in current fees (either paid in cash or deferred) and a net increase of $8,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                                  Reinvestments
SHARE CLASS                                                                           Sales(1)                     of dividends
                                                                                  Amount      Shares            Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                                        $ 306,758      19,782          $ 19,963        1,289
Class B                                                                           10,841         701               992           64
Class C                                                                           36,609       2,360             2,114          137
Class F                                                                           19,277       1,244               722           47
Class R-5                                                                         22,006       1,412               762           49
Total net increase (decrease)                                                  $ 395,491      25,499          $ 24,553        1,586

YEAR ENDED JULY 31, 2003
Class A                                                                        $ 467,480      30,243          $ 16,955        1,097
Class B                                                                           42,863       2,775               677           43
Class C                                                                           87,502       5,668             1,600          104
Class F                                                                           39,271       2,540               559           36
Class R-5                                                                         20,849       1,347               654           43
 Total net increase (decrease)                                                 $ 657,965      42,573          $ 20,445        1,323




SHARE CLASS                                                                         Repurchases(1)                  Net increase
                                                                                  Amount      Shares            Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                                       $ (277,216)    (17,961)         $ 49,505        3,110
Class B                                                                          (10,932)       (707)              901           58
Class C                                                                          (37,982)     (2,459)              741           38
Class F                                                                          (16,473)     (1,066)            3,526          225
Class R-5                                                                        (13,843)       (898)            8,925          563
Total net increase (decrease)                                                 $ (356,446)    (23,091)         $ 63,598        3,994

YEAR ENDED JULY 31, 2003
Class A                                                                       $ (235,738)    (15,273)        $ 248,697       16,067
Class B                                                                           (8,894)       (576)           34,646        2,242
Class C                                                                          (30,866)     (2,000)           58,236        3,772
Class F                                                                          (23,846)     (1,541)           15,984        1,035
Class R-5                                                                         (7,427)       (482)           14,076          908
 Total net increase (decrease)                                                $ (306,771)    (19,872)        $ 371,639       24,024

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $159,959,000 and $93,024,000, respectively, during the year ended July 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fee of $12,000 included $613 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                           Income from investment operations(2)
                                                                                                                Net
                                                                         Net asset                    gains (losses)
                                                                            value,           Net      on securities      Total from
                                                                         beginning    investment     (both realized      investment
                                                                         of period        income     and unrealized)     operations
CLASS A:
 Year ended 7/31/2004                                                       $15.17          $.51               $.16            $.67
 Year ended 7/31/2003                                                        15.28           .52               (.11)            .41
 Year ended 7/31/2002                                                        15.08           .58                .20             .78
 Year ended 7/31/2001                                                        14.43           .62                .65            1.27
 Year ended 7/31/2000                                                        14.62           .62               (.19)            .43
CLASS B:
 Year ended 7/31/2004                                                        15.17           .40                .16             .56
 Year ended 7/31/2003                                                        15.28           .42               (.11)            .31
 Year ended 7/31/2002                                                        15.08           .47                .20             .67
 Year ended 7/31/2001                                                        14.43           .48                .69            1.17
 Period from 3/15/2000 to 7/31/2000                                          14.27           .16                .21             .37
CLASS C:
 Year ended 7/31/2004                                                        15.17           .38                .16             .54
 Year ended 7/31/2003                                                        15.28           .40               (.11)            .29
 Year ended 7/31/2002                                                        15.08           .45                .20             .65
 Period from 3/15/2001 to 7/31/2001                                          14.92           .15                .17             .32
CLASS F:
 Year ended 7/31/2004                                                        15.17           .49                .16             .65
 Year ended 7/31/2003                                                        15.28           .51               (.11)            .40
 Year ended 7/31/2002                                                        15.08           .55                .20             .75
 Period from 3/15/2001 to 7/31/2001                                          14.92           .16                .19             .35
CLASS R-5:
 Year ended 7/31/2004                                                        15.17           .54                .16             .70
 Year ended 7/31/2003                                                        15.28           .56               (.11)            .45
 Period from 7/15/2002 to 7/31/2002                                          15.27           .02                .01             .03




                                                                          Dividends
                                                                          (from net    Net asset                       Net assets,
                                                                         investment   value, end              Total  end of period
                                                                            income)    of period         return (3)  (in millions)
CLASS A:
 Year ended 7/31/2004                                                        $(.51)       $15.33               4.40%        $793
 Year ended 7/31/2003                                                         (.52)        15.17               2.71          738
 Year ended 7/31/2002                                                         (.58)        15.28               5.32          497
 Year ended 7/31/2001                                                         (.62)        15.08               8.99          306
 Year ended 7/31/2000                                                         (.62)        14.43               3.09          258
CLASS B:
 Year ended 7/31/2004                                                         (.40)        15.33               3.69           52
 Year ended 7/31/2003                                                         (.42)        15.17               1.98           51
 Year ended 7/31/2002                                                         (.47)        15.28               4.52           17
 Year ended 7/31/2001                                                         (.52)        15.08               8.24            2
 Period from 3/15/2000 to 7/31/2000                                           (.21)        14.43               2.59            1
CLASS C:
 Year ended 7/31/2004                                                         (.38)        15.33               3.55          107
 Year ended 7/31/2003                                                         (.40)        15.17               1.86          106
 Year ended 7/31/2002                                                         (.45)        15.28               4.38           49
 Period from 3/15/2001 to 7/31/2001                                           (.16)        15.08               2.14            4
CLASS F:
 Year ended 7/31/2004                                                         (.49)        15.33               4.32           33
 Year ended 7/31/2003                                                         (.51)        15.17               2.61           29
 Year ended 7/31/2002                                                         (.55)        15.28               5.11           13
 Period from 3/15/2001 to 7/31/2001                                           (.19)        15.08               2.34            2
CLASS R-5:
 Year ended 7/31/2004                                                         (.54)        15.33               4.63           50
 Year ended 7/31/2003                                                         (.56)        15.17               2.93           40
 Period from 7/15/2002 to 7/31/2002                                           (.02)        15.28                .23           27



                                                                 Ratio of expenses         Ratio of expenses         Ratio of
                                                                    to average net            to average net       net income
                                                                     assets before              assets after       to average
                                                                     reimbursement         reimbursement (4)       net assets
CLASS A:
 Year ended 7/31/2004                                                         .68%                      .66%            3.27%
 Year ended 7/31/2003                                                          .71                       .66             3.37
 Year ended 7/31/2002                                                          .75                       .70             3.86
 Year ended 7/31/2001                                                          .80                       .75             4.18
 Year ended 7/31/2000                                                          .81                       .75             4.33
CLASS B:
 Year ended 7/31/2004                                                         1.38                      1.37             2.57
 Year ended 7/31/2003                                                         1.40                      1.35             2.63
 Year ended 7/31/2002                                                         1.45                      1.40             3.06
 Year ended 7/31/2001                                                         1.60                      1.59             3.24
 Period from 3/15/2000 to 7/31/2000                                            .71                       .61             1.23
CLASS C:
 Year ended 7/31/2004                                                         1.51                      1.50             2.43
 Year ended 7/31/2003                                                         1.54                      1.49             2.51
 Year ended 7/31/2002                                                         1.58                      1.52             2.92
 Period from 3/15/2001 to 7/31/2001                                            .75                       .75             1.05
CLASS F:
 Year ended 7/31/2004                                                          .76                       .75             3.17
 Year ended 7/31/2003                                                          .79                       .74             3.27
 Year ended 7/31/2002                                                          .87                       .82             3.69
 Period from 3/15/2001 to 7/31/2001                                            .60                       .60             1.18
CLASS R-5:
 Year ended 7/31/2004                                                          .46                       .44             3.49
 Year ended 7/31/2003                                                          .49                       .44             3.61
 Period from 7/15/2002 to 7/31/2002                                            .02                       .02              .16



                                                                                   Year ended July 31
                                                                 2004         2003         2002         2001       2000

Portfolio turnover rate for all classes of shares                 10%          10%           9%          21%        34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the period ended July 31, 2004, CRMC voluntarily reduced fees for investment advisory services for all share classes.


See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 15, 2004


OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C and Class F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended June 30, 2004                                                                            Life
     (the most recent calendar quarter):                                                       1 year            of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         -5.07%            +4.30%(1)
Not reflecting CDSC                                                                            -0.21%            +4.71%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                               -1.31%            +3.40%(2)
Not reflecting CDSC                                                                            -0.34%            +3.40%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +0.40%            +4.12%(2)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2004.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 through July 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account        Ending account           Expenses paid        Annualized
                                                  value 2/1/2004       value 7/31/2004        during period (1)   expense ration

Class A -- actual return                         $      1,000.00         $      995.65             $      3.32              .67%
Class A -- assumed 5% return                            1,000.00              1,021.53                    3.37              .67
Class B -- actual return                                1,000.00                992.26                    6.79             1.37
Class B -- assumed 5% return                            1,000.00              1,018.05                    6.87             1.37
Class C -- actual return                                1,000.00                991.61                    7.43             1.50
Class C -- assumed 5% return                            1,000.00              1,017.40                    7.52             1.50
Class F -- actual return                                1,000.00                995.24                    3.72              .75
Class F -- assumed 5% return                            1,000.00              1,021.13                    3.77              .75
Class R-5 -- actual return                              1,000.00                996.74                    2.23              .45
Class R-5 -- assumed 5% return                          1,000.00              1,022.63                    2.26              .45

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).



BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                           YEAR FIRST
                                              ELECTED
                                            A TRUSTEE
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

AMBASSADOR RICHARD G.                           1999          Corporate director and author; former U.S.
CAPEN, JR., 70                                                Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 71                       1993          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

DIANE C. CREEL, 55                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

MARTIN FENTON, 69                               1993          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

LEONARD R. FULLER, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

RICHARD G. NEWMAN, 69                           1993          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

FRANK M. SANCHEZ, 60                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)

"NON-INTERESTED" TRUSTEES

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                             OVERSEEN
NAME AND AGE                               BY TRUSTEE         OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

AMBASSADOR RICHARD G.                            14           Carnival Corporation
CAPEN, JR., 70

H. FREDERICK CHRISTIE, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

DIANE C. CREEL, 55                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

MARTIN FENTON, 69                                16           None

LEONARD R. FULLER, 58                            14           None

RICHARD G. NEWMAN, 69                            13           Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 60                             12           None


"INTERESTED" TRUSTEES(4)

                                           YEAR FIRST
                                            ELECTED A
                                           TRUSTEE OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

PAUL G. HAAGA, JR., 55                          1993          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

ABNER D. GOLDSTINE, 74                          1993          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

BRENDA S. ELLERIN, 41                           1997          Senior Vice President, Capital Research Company(5)
President and Principal
Executive Officer


"INTERESTED" TRUSTEES(4)

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
NAME, AGE, AND                           OVERSEEN BY
POSITION WITH FUND                           TRUSTEE          OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

PAUL G. HAAGA, JR., 55                           17           None
Chairman of the Board

ABNER D. GOLDSTINE, 74                           12           None
Vice Chairman of the Board

BRENDA S. ELLERIN, 41                             1           None
President and Principal
Executive Officer

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT
FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS
OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND
SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

NEIL L. LANGBERG, 51                            1993          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

KRISTINE M. NISHIYAMA, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

JULIE F. WILLIAMS, 56                           1993          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

SHARON G. MOSELEY, 36                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

KIMBERLY S. VERDICK, 39                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

SUSI M. SILVERMAN, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.09 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of Limited Term Tax-Exempt Bond Fund of America's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

Limited Term Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (202/942-8090).

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
>  Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-943-0904P

Litho in USA WG/CG/8062-S1914

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                   Registrant:
                        a)       Audit Fees:
                                    2003             $43,000
                                    2004             $42,000
                        b) Audit- Related Fees:
                                    2003             none
                                    2004             none
                        c)       Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns.
                        d) All Other Fees:
                                    2003             none
                                    2004             none

                    Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

                        b) Audit- Related Fees:
                                    2003             none
                                    2004             none
                        c) Tax Fees:
                                    2003             none
                                    2004             none
                        d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $5,000 for fiscal year 2003 and $6,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO

July 31, 2004

                                                                                        Principal amount     Market value
BONDS AND NOTES -- 94.67%                                                                          (000)            (000)


ALABAMA -- 0.45%
21st Century Auth., Tobacco Settlement Asset-backed Bonds Rev. Bonds, Series
   2001, 5.25% 2006                                                                               $1,000        $   1,033
Industrial Dev. Board of the City of Butler, Pollution Control Rev. Ref. Bonds
   (James River Project), Series 1993, 5.50% 2005                                                  1,000            1,020
Industrial Dev. Board of the City of Selma, Environmental Improvement Rev. Ref.
   Bonds (International Paper Co. Projects), Series 2003-A, 4.75% 2011                             2,500            2,551
                                                                                                                    4,604

ALASKA -- 1.64%
Industrial Dev. and Export Auth. Power Rev. Bonds (Snettisham Hydroelectric
   Project), First Series, AMT, AMBAC insured, 5.25% 2005                                            930              945
Industrial Dev. and Export Auth. Power Rev. Bonds (Snettisham Hydroelectric
   Project), First Series, AMT, AMBAC insured, 5.25% 2005 (escrowed to maturity)                      70               71
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT,
   MBIA insured, 5.50% 2009                                                                        1,685            1,838
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2000, 5.60% 2010                                                                         1,000            1,001
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001, 4.75% 2015                                                                         2,295            2,233
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
   Series 2001, 5.375% 2021                                                                        6,365            5,365
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured,
   4.00% 2011                                                                                      1,000            1,015
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured,
   5.65% 2010                                                                                      2,140            2,353
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004A-3, AMT, 5.25% 2011                   2,000            2,147
                                                                                                                   16,968

ARIZONA -- 1.02%
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds
   (Catholic Healthcare West Project), Series 1998-A, 4.30% 2005                                   1,950            1,985
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev.
   Bonds (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011                     1,345            1,457
Industrial Dev. Auth. of the County of Yavapai, Solid Waste Disposal Rev. Bonds
   (Waste Management, Inc. Project), Series 2003-A-2, AMT, 4.45% 2028 (put 2008)                   3,750            3,810
Water Infrastructure Fin. Auth. of Arizona Water Quality Rev. Ref. Bonds, Series
   2004-A, 5.00% 2012                                                                              3,000            3,293
                                                                                                                   10,545

CALIFORNIA -- 5.22%
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
   Multi-family Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments),
   Series 2000-A, 5.30% 2008                                                                       2,700            2,840
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
   Bonds (San Diego Hospital Association), Series 2001-A, 5.25% 2006                               1,025            1,074
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
   Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
   1997-A, 5.25% 2007                                                                                565              579
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
   Cert. of Part. (American Baptist Homes of the West Facs. Project), Series
   1997-A, 5.50% 2007                                                                                635              655
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
   Cert. of Part. (Episcopal Homes Foundation), Series 1998, 4.80% 2006                            2,000            2,056
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
   Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2007                            1,405            1,454
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
   Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2008                            2,455            2,534
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
   California Presbyterian Homes Obligated Group (Redwood Senior Homes and
   Services), Rev. Bonds, Series 2002, 5.50% 2012                                                  1,695            1,773
Economic Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                      500              540
G.O. Bonds, 5.25% 2006                                                                             2,000            2,098
Various Purpose G.O. Bonds 4.50% 2011                                                              1,500            1,571
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H,
   4.45% 2026 (put 2011)                                                                           1,000            1,002
Joint Powers Health Fncg. Auth. Cert. of Part. (Community Hospitals of Central
   California Project), Series 2001, 4.75% 2007                                                    1,005            1,035
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
   Project), Series 1995-A, 5.75% 2005 (escrowed to maturity)                                      1,290            1,342
Pollution Control Fncg. Auth., Variable Rate Demand Solid Waste Disposal Rev.
   Bonds (Waste Management, Inc. Project), Series 2003-A, AMT, 5.00% 2038
   (put 2013)                                                                                      2,000            2,001
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste
   Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)                              4,300            4,474
Pollution Control Fncg. Auth., Variable Rate Demand Solid Waste Disposal Rev.
   Ref. Bonds (Waste Management, Inc. Project), Series 2002A, AMT, 3.125% 2022
   (put 2006)                                                                                      2,000            1,998
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
   County at Delano II), Series 2003-C, 5.00% 2011                                                 1,350            1,440
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State
   Prison-Lassen County, Susanville), Series 2004-E, 3.00% 2006                                    1,000            1,013
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
   Hospital), Series 2004-A, 5.00% 2011                                                            1,000            1,066
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
   Apartment Communities, LP), Series 1998-A1, AMT, 5.05% 2025 (put 2008)                          4,000            4,170
Statewide Communities Dev. Auth., Cert. of Part. (Catholic Healthcare West
   Project), Series 1999-A, 6.00% 2009                                                               620              682
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity
   Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20% 2029
   (put 2009)                                                                                      1,150            1,216
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity
   Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                            1,500            1,586
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
   Series 2001-A, 4.70% 2009                                                                       1,010            1,068
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
   Series 2001-A, 4.80% 2010                                                                         940              994
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2008                       2,000            2,174
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2010                       1,000            1,101
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, FSA insured,
   5.25% 2012                                                                                      1,000            1,108
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured,
   5.25% 2010                                                                                      6,650            7,355
                                                                                                                   53,999

COLORADO -- 2.85%
City of Colorado Springs, Utilities System Subordinate Lien Improvement Rev.
   Bonds, Series 2003-A, 5.00% 2008                                                                1,500            1,628
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2001-A, AMT,
   FGIC insured, 5.50% 2008                                                                        2,340            2,543
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
   FGIC insured, 5.00% 2010                                                                        2,000            2,129
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
   FGIC insured, 5.00% 2011                                                                        2,000            2,119
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
   FGIC insured, 5.00% 2012                                                                        1,500            1,584
Denver Convention Center Hotel Auth. Rev. Bonds, Series 2003-A, XLCA insured,
   5.00% 2012                                                                                      4,000            4,335
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
   Bonds, Series 1997-A, 5.75% 2007                                                                1,640            1,650
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
   Samaritan Society Project), Series 2002, 5.00% 2010                                             1,000            1,053
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
   Samaritan Society Project), Series 2002, 5.00% 2011                                             1,100            1,152
Health Facs. Auth., Hospital Rev. Bonds (Catholic Health Initiatives), Series
   2001, 5.375% 2010                                                                               2,000            2,189
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A,
   5.375% 2010                                                                                     2,145            2,294
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A,
   5.00% 2010                                                                                      1,500            1,607
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A,
   5.00% 2012                                                                                      1,000            1,067
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
   2002-B, 5.25% 2011                                                                              1,450            1,490
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds,
   Series 1998-D3, 6.125% 2023                                                                    $1,465        $   1,506
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1995-C-2,
   5.625% 2009                                                                                        50               50
University of Colorado Hospital Auth., Hospital Ref. Rev. Bonds, Series 1997-A,
   AMBAC insured, 5.50% 2007                                                                       1,000            1,089
                                                                                                                   29,485

CONNECTICUT -- 1.03%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.375%
   2004 (escrowed to maturity) (1)                                                                   995              999
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
   2011(1)                                                                                         4,000            4,272
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55%
   2008(1)                                                                                         1,000            1,090
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70%
   2012(1)                                                                                         1,000            1,063
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
   Improvement Bonds, Series 2001, 5.375% 2011                                                     3,000            3,222
                                                                                                                   10,646

DELAWARE -- 0.21%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co.
   Project), Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)                                   2,000            2,136


DISTRICT OF COLUMBIA -- 1.53%
Cert. of Part., Series 2002, Lease Rev. Bonds, AMBAC insured, 5.25% 2010                           1,000            1,087
Cert. of Part., Series 2002, Lease Rev. Bonds, AMBAC insured, 5.25% 2013                           2,000            2,162
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009                                                695              768
G.O. Ref. Bonds, Series 1993-B2, FSA insured, 5.50% 2010                                           2,500            2,779
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009 (escrowed to maturity)                         195              217
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA insured,
   5.25% 2009                                                                                      1,570            1,717
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA insured,
   5.25% 2010                                                                                      1,400            1,537
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA
   insured, 5.00% 2012                                                                             1,000            1,032
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue), Series
   1997-A, MBIA insured, 6.00% 2006 (escrowed to maturity)                                         1,000            1,078
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue), Series
   1997-A, MBIA insured, 6.00% 2007 (escrowed to maturity)                                         1,250            1,377
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
   Hospital and Washington Hospital Center Projects), Series 2001-B, 6.625%
   2031 (preref. 2005)                                                                             2,000            2,055
                                                                                                                   15,809

FLORIDA -- 3.46%
Dade County, Resource Recovery Fac. Rev. Ref. Bonds, Series 1996, AMT, AMBAC
   insured, 6.00% 2006                                                                             3,500            3,768
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
   Series 2003-A, 5.25% 2012                                                                       1,535            1,664
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
   System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010                                      2,000            2,135
Hillsborough County Aviation Auth., Tampa International Airport Rev. Bonds,
   Series 2003-A, AMT, MBIA insured, 5.25% 2012                                                    1,500            1,620
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
   General Hospital Project), Series 2003-A, 5.00% 2010                                            2,905            3,087
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
   General Hospital Project), Series 2003-A, 5.00% 2012                                            2,195            2,302
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
   Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A,
   5.25% 2005                                                                                      2,185            2,252
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
   Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A,
   5.25% 2007                                                                                      1,250            1,313
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
   Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A,
   5.50% 2008                                                                                      1,000            1,060
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
   Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A,
   5.50% 2010                                                                                      1,200            1,272
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
   Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A,
   5.75% 2012                                                                                      1,800            1,894
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
   5.25% 2009                                                                                      3,000            3,251
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
   5.25% 2010                                                                                      2,000            2,166
School Board of Miami-Dade County, Cert. of Part., Series 2003-B, MBIA insured,
   5.00% 2031 (put 2011)                                                                           2,915            3,133
School Board of Miami-Dade County, Cert. of Part., Series 2003-C, MBIA insured,
   5.00% 2027 (put 2008)                                                                           2,175            2,337
St. Johns River Power Park System (JEA), Rev. Ref. Bonds, Issue Two, Series
   Eighteen, 5.00% 2009                                                                            1,000            1,087
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev.
   Bonds, Series 2003-B, 5.00% 2008                                                                1,500            1,501
                                                                                                                   35,842

GEORGIA -- 0.10%
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds
   (The Park at Briarcliff Apartments Project), Series 1998-A, 4.55% 2028
   (put 2008)                                                                                        995            1,038


HAWAII -- 0.10%
Cert. of Part. (Kapolei State Office Building), Series 1998-A, AMBAC insured,
   5.00% 2005                                                                                      1,000            1,026


IDAHO -- 0.68%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-C2,
   AMT, 5.25% 2011                                                                                   275              282
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-E3,
   AMT, 5.125% 2011                                                                                  380              389
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-H,
   AMT, 4.65% 2012                                                                                   770              772
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-I-2,
   AMT, 4.70% 2012                                                                                   380              388
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E,
   Class III, AMT, 5.40% 2021                                                                        910              930
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-F,
   Class III, AMT, 4.875% 2023                                                                     2,200            2,241
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C,
   Class III, AMT, 4.50% 2023                                                                      1,080            1,019
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E,
   Class III, AMT, 5.15% 2023                                                                      1,000            1,014
                                                                                                                    7,035

ILLINOIS -- 5.59%
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated
   Revenues), Series 2001-C, FSA insured, 5.25% 2010                                               1,000            1,104
City of Chicago, O'Hare International Airport, Passenger Fac. Charge Rev.
   Bonds, Series 1996-A, AMBAC insured, 5.60% 2010                                                 4,000            4,258
Metropolitan Water Reclamation Dist. of Greater Chicago, G.O. Capital
   Improvement Bonds, Limited Tax Series D of December 2002, 5.00% 2010                            2,700            2,943
Community College Dist. No. 502, Counties of DuPage, Cook and Will, G.O. Bonds,
   Series 2003-A, 5.00% 2011                                                                       1,000            1,094
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00%
   2009                                                                                            2,000            2,168
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00%
   2010                                                                                            1,500            1,631
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
   Natural History, Series 2002, 4.05% 2036 (put 2011)                                             4,000            3,993
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Northwestern
   University, Series 1997, 5.00% 2032 (put 2009)                                                  2,000            2,158
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
   Fund, Inc. (University Center Project), Series 2002, 5.25% 2010                                 1,015            1,067
G.O. Bonds, Illinois FIRST, Series of December 2002, 5.25% 2010                                    2,000            2,208
G.O. Ref. Bonds, Illinois FIRST, Series of August 2002, 5.25% 2008                                 1,000            1,089
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009                                          1,945            2,131
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009 (preref. 2008)                           2,055            2,273
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
   5.00% 2006 (escrowed to maturity)                                                                 980            1,039
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
   5.00% 2006                                                                                        750              788
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A,
   5.25% 2005                                                                                      1,615            1,670
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000,
   5.25% 2007                                                                                      1,000            1,071
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000,
   5.30% 2008                                                                                      2,000            2,156
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000,
   6.125% 2011                      $1,000        $   1,117
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
   1997-A, 5.50% 2004                                                                              1,250            1,252
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
   1997-A, 5.10% 2005                                                                              1,815            1,874
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2007                   2,480            2,637
Health Facs. Auth., Rev. Bonds (Highland Park Hospital Project), Series 1997-A,
   FGIC insured, 5.50% 2005                                                                        1,490            1,556
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.25% 2005                      855              886
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.375% 2006                     900              952
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008                    1,000            1,080
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00%
   2007                                                                                            3,000            3,180
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25%
   2010                                                                                            2,000            2,162
Health Facs. Auth., Rev. Bonds (Victory Health Services), Series 1997-A, 5.25%
   2004                                                                                              900              901
Health Facs. Auth., Rev. Ref. Bonds (Northwestern Medical Faculty Foundation,
   Inc.), Series 1998, MBIA insured, 5.25% 2006                                                    1,810            1,929
Health Facs. Auth., Rev. Ref. Bonds (The University of Chicago Hospitals and
   Health System), Series 2003, MBIA insured, 5.00% 2008                                           1,000            1,077
Indian Prairie Community, Unit School Dist. Number 204, DuPage and Will
   Counties, School Building Bonds (Naperville/Aurora), Series 1998, 5.25% 2011                    2,275            2,467
                                                                                                                   57,911

INDIANA -- 3.47%
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC insured,
   5.00% 2009                                                                                      1,200            1,298
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
   1997-D, 5.00% 2026 (preref. 2007)                                                               1,425          1,508
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
   1999-D, 5.50% 2008                                                                              1,000            1,086
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
   1999-D, 5.50% 2011                                                                              2,000            2,174
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.),
   Series 1996-A, MBIA insured, 5.25% 2008                                                         1,000            1,077
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
   Series 2001, 5.25% 2008                                                                         1,000            1,071
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
   Series 2001, 5.25% 2009                                                                         2,415            2,593
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
   Series 2001, 5.25% 2010                                                                         1,445            1,551
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
   Series 2001, 5.25% 2011                                                                         1,525            1,632
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
   2002-F, 5.50% 2009                                                                              1,000            1,097
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
   2002-F, 5.50% 2010                                                                              1,000            1,101
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
   2002-F, 5.50% 2011                                                                              1,640            1,806
State Revolving Fund Program Bonds, Series 1998-A, 5.00% 2010                                      3,085            3,323
State Revolving Fund Program Bonds, Series 2001-A, 5.25% 2009                                      1,825            1,996
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011                                      1,500            1,682
Transportation Fin. Auth., Toll Road Lease Rev. Ref. Bonds, Series 1996, AMBAC
   insured, 5.25% 2010                                                                             4,970            5,341
Trustees of Ivy Tech State College, Ivy Tech State College Student Fee Bonds,
   Series H, AMBAC insured, 5.00% 2011                                                             2,000            2,155
Trustees of Ivy Tech State College, Ivy Tech State College Student Fee Bonds,
   Series H, AMBAC insured, 5.00% 2012                                                             1,000            1,077
The Trustees of Purdue University, Cert. of Part., Series 2001-A, 5.00% 2009                       1,000            1,085
The Trustees of Purdue University, Cert. of Part., Series 2001-A, 5.00% 2010                       1,135            1,234
                                                                                                                   35,887

IOWA -- 0.20%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999,
   FSA insured, 5.30% 2009                                                                         1,000            1,095
Tobacco Settlement Auth., Asset-backed bonds, Series 2001-B, 5.50% 2011                            1,000              985
                                                                                                                    2,080

KENTUCKY -- 1.03%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
   Series 1999, 5.70% 2009                                                                         4,150            4,431
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.),
   Series 2000-A, 6.125% 2010                                                                      3,000            3,194
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
   (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.20% 2004                        1,000            1,002
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
   (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.40% 2006                        1,500            1,512
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
   (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.50% 2007                          465              468
                                                                                                                   10,607

LOUISIANA -- 0.76%
Jefferson Parish Hospital Service Dist. No. 2, Parish of Jefferson, Hospital
   Rev. Bonds, Series 1998, FSA insured, 5.00% 2005                                                1,000            1,031
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our
   Lady Health System Project), Series 1998-A, FSA insured, 5.50% 2006                             4,500            4,785
Public Facs. Auth., Rev. Bonds (Ochsner Clinic Foundation Project), Series
   2002-A, MBIA insured, 4.00% 2005                                                                2,000            2,039
                                                                                                                    7,855

MAINE -- 0.24%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds, Series
   1994-A4, AMT, 6.05% 2004                                                                        1,500            1,506
Housing Auth., Mortgage Purchase Bonds, Series 2001-E1 (Non-AMT), 4.125% 2010                      1,000            1,032
                                                                                                                    2,538

MARYLAND -- 0.88%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project),
   Series 2002, 5.00% 2012                                                                         2,765            2,764
G.O. Bonds, State and Local Facs. Loan of 2000, Series F, 5.50% 2008                               1,000            1,107
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
   Issue, Series 2004, 5.00% 2010                                                                  1,755            1,837
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
   Issue, Series 2004, 5.00% 2011                                                                  1,775            1,846
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
   Issue, Series 2004, 5.00% 2013                                                                  1,530            1,563
                                                                                                                    9,117

MASSACHUSETTS -- 1.66%
Educational Fncg. Auth., Education Loan Rev. and Ref. Bonds, Issue G, Series
   2000-A, AMT, MBIA insured, 5.55% 2008                                                           1,675            1,750
G.O. Bonds, Consolidated Loan of 2001, Series B, 5.25% 2009                                        1,575            1,722
G.O. Bonds, Consolidated Loan of 2004, Series A, 5.00% 2012                                        2,000            2,172
G.O. Bonds, Consolidated Loan, Series 2003-A, 5.25% 2013                                           2,000            2,200
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
   Issue, Series C, 5.00% 2007                                                                     1,550            1,651
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
   Issue, Series E, 5.00% 2010                                                                     1,000            1,077
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
   Issue, Series E, 5.00% 2011                                                                     1,000            1,075
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
   Issue, Series E, 5.00% 2012                                                                     1,500            1,608
Industrial Fin. Agcy. Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
   Project), Series 1998-A, AMT, 5.15% 2007                                                        1,550            1,551
Municipal Wholesale Electric Co., A Public Corp. of the Commonwealth of
   Massachusetts, Power Supply Project Rev. Bonds (Nuclear Project No. 5),
   Series A, MBIA insured, 5.00% 2010                                                              1,205            1,308
Municipal Wholesale Electric Co., A Public Corp. of the Commonwealth of
   Massachusetts, Power Supply Project Rev. Bonds (Nuclear Project No. 6),
   Series A, MBIA insured, 5.00% 2010                                                              1,000            1,085
                                                                                                                   17,199

MICHIGAN -- 4.93%
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne
   County Airport), Series 2002-D, AMT, FGIC insured, 5.25% 2011                                   3,530            3,792
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series
   XVII-F, AMT, AMBAC insured, 4.45% 2010                                                          2,000            2,049
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group),
   Series 2000-A, 5.25% 2007                                                                       1,940            2,116
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Sparrow Obligated Group),
   Series 2001, 5.25% 2009                                                                         1,400            1,502
Hospital Fin. Auth., Hospital Rev. Bonds (Henry Ford Health System), Series
   1999-A, 5.50% 2008                                                                              1,000            1,081
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
   Series 2003-A, 5.25% 2010                                                                       2,000            2,142
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
   Series 2003-A, 5.25% 2011                                                                       2,000            2,133
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (The Detroit Medical Center
   Obligated Group), Series 1993-A, 6.375% 2009                                                    1,015              940
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater
   Detroit), Series 1995, 6.00% 2008                                                                 825              772
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (The Detroit Medical Center
   Obligated Group), Series 1993-B, AMBAC insured, 5.00% 2006                                      1,000            1,022
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital), Series
   1984-A, AMBAC insured, 6.00% 2011                                                               1,250            1,439
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
   1994-A, 5.375% 2006                                                                             1,520            1,527
Hospital Fin. Auth., Rev. and Ref. Bonds (MidMichigan Obligated Group), Series
   1997-A, FSA insured, 5.50% 2007                                                                 2,775            2,999
Hospital Fin. Auth., Rev. Ref. Bonds (Hackley Hospital Obligated Group), Series
   1998-A, 4.90% 2007                                                                              1,140            1,178
Hospital Fin. Auth., Variable Rate Rev. Bonds (Ascension Health Credit Group),
   Series 1999-B3, 5.30% 2033 (put 2006)                                                           5,000            5,329
Hospital Fin. Auth., Variable Rate Rev. Bonds (Ascension Health Credit Group),
   Series 1999-B4, 5.375% 2033 (put 2007)                                                          2,000            2,161
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010                   2,020            2,186
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2003-C,
   5.00% 2010                                                                                      1,000            1,089
Regents of the University of Michigan, General Rev. Ref. Bonds, Series 2003,
   5.00% 2012                                                                                      1,000            1,090
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
   Inc.), Series 2004-G, 5.00% 2011                                                                1,395           1,488
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
   Inc.), Series 2004-G, 5.00% 2013                                                                1,040           1,093
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
   AMBAC insured, 5.00% 2009                                                                       2,000            2,179
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
   AMBAC insured, 5.00% 2010                                                                       1,110            1,214
State of Michigan and New Center Dev., Inc., Cert. of Part., Series 2004-A,
   MBIA insured, 5.00% 2031                                                                        1,000            1,076
State Trunk Line Fund Ref. Bonds, Series 1998-A, 5.25% 2011                                        1,000            1,109
State Trunk Line Fund Ref. Bonds, Series 1998-A, 5.25% 2012                                        1,000            1,110
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
   Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                              3,000            2,954
Underground Storage, Tank Financial Assurance Auth., Rev. Ref. Bonds, Series
   1996-I, AMBAC insured, 5.50% 2009                                                               2,150            2,294
                                                                                                                   51,064

MINNESOTA -- 0.38%
Housing and Redev. Auth. of the City of St. Paul and the City of Minneapolis,
   Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2010                                            1,050            1,107
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 2000-H, AMT, 4.25% 2006                   1,190            1,232
Minneapolis-St. Paul Metropolitan Airports Commission, AMT, AMBAC insured,
   5.50% 2008                                                                                      1,500            1,616
                                                                                                                    3,955

MISSOURI -- 0.92%
Health and Educational Facs. Auth. Rev. Bonds (SSM Health Care), Series 2002-A,
   5.00% 2011                                                                                      5,255            5,629
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds
   (John Knox Village), Series 2002, 5.75% 2009                                                    1,255            1,363
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds
   (John Knox Village), Series 2002, 5.875% 2010                                                   1,325            1,461
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International
   Airport), Series 2003-A, FSA insured, 5.25% 2012                                                1,000            1,094
                                                                                                                    9,547

MONTANA -- 0.70%
City of Forsyth, Pollution Control Rev. Ref. Bonds, Series 1999-B, AMT, AMBAC
   insured, 5.125% 2034 (put 2008)                                                                 6,825            7,284


NEBRASKA -- 0.24%
Airport Auth. of the City of Omaha, Airport Facs. Rev. Ref. Bonds, Series 2001,
   FSA insured, 5.50% 2012                                                                         1,155            1,275
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT,
   3.90% 2009                                                                                      1,205            1,224
                                                                                                                    2,499

NEVADA -- 1.41%
Clark County Pollution Control Ref. Rev. Bonds (Southern California Edison Co.),
   AMT, 3.25% 2031 (put 2009)                                                                      3,000            2,933
Clark County School Dist., G.O. (Limited Tax) Ref. Bonds, Series 2002-A, FSA
   insured, 5.00% 2010                                                                             1,000            1,091
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
   1998-A, 6.20% 2009                                                                                710              779
Highway Improvement Rev. (Motor Vehicle Fuel Tax) Bonds, Series December 1,
   2000-A, 5.00% 2009                                                                              2,000            2,174
Housing Division, Single-family Mortgage Bonds, Series 1998-B1, 5.20% 2011                           475              493
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street
   Project), Series 2003-A, 5.00% 2011                                                             3,450            3,564
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street
   Project), Series 2003-A, 4.50% 2012                                                             3,625            3,583
                                                                                                                   14,617

NEW JERSEY -- 2.26%
Cert. of Part., Series 2004-A, 5.00% 2009                                                          2,000            2,157
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
   Series 1998-A, 5.00% 2006                                                                       1,275            1,303
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
   Series 1998-A, 5.05% 2007                                                                       1,375            1,415
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010                       3,000            3,111
Educational Facs. Auth. Rev. Bonds, Rider University Issue, Series 2002-A,
   RADIAN insured, 5.25% 2012                                                                      1,795            1,944
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
   2003, 4.375% 2019                                                                               1,000              952
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
   2003, 6.125% 2024                                                                               7,000            6,478
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C,
   5.00% 2008                                                                                      2,000            2,154
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C,
   5.00% 2009                                                                                      2,000            2,163
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C,
   5.00% 2010                                                                                      1,600            1,735
                                                                                                                   23,412

NEW MEXICO -- 0.57%
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2009                                        3,500            3,730
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2010                                        2,000            2,131
                                                                                                                    5,861

NEW YORK -- 9.08%
Castle Rest Residential Health Care Fac., FHA insured Mortgage Rev. Bonds,
   Series 1997-A, 4.875% 2007                                                                        640              642
Cert. of Part., City University of New York (John Jay College of Criminal
   Justice Project Ref.), 6.00% 2006                                                               1,500            1,609
Dormitory Auth. Rev. Bonds, Center for Nursing & Rehabilitation, Inc., FHA
   insured Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007                                 145              145
Dormitory Auth. Secured Hospital Rev. Bonds (Saint Agnes Hospital), Series
   1998-A, 4.80% 2006                                                                              1,000            1,040
Dormitory Auth. Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical
   Center), Series 1998-H, 5.125% 2008                                                             1,000            1,073
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
   Series 2003, XLCA insured, 5.25% 2032 (put 2013)                                                2,000            2,171
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
   1997-B, 6.00% 2007                                                                                990            1,072
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
   1997-B, 6.00% 2007 (escrowed to maturity)                                                          10               11
Dormitory Auth., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing),
   Series 2003-A, 5.00% 2012                                                                       3,500            3,814
Dormitory Auth., Third General Resolution Rev. Bonds (State University
   Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)                                  7,125            7,716
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
   6.00% 2006                                                                                      5,450            5,842
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
   6.00% 2007                                                                                      1,000            1,070
Local Government Assistance Corp. (A Public Benefit Corp.), Subordinate Lien
   Ref. Bonds, Series 2003-A2, 5.00% 2010                                                          1,500            1,631
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.00% 2006                                                                                      2,000            2,114
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.00% 2008                                                                                      1,615            1,724
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.00% 2010                                                                                      3,000            3,211
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
   5.00% 2011                                                                                      2,000            2,131
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series
   2002-A, 5.00% 2012                                                                              1,000            1,082
City of New York, G.O. Bonds, Fiscal 1997 Series L, 5.625% 2007                                    1,000            1,084
City of New York, G.O. Bonds, Fiscal 2001 Series B, 4.90% 2009                                     1,000            1,073
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010                                     1,000            1,100
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009                                     1,000            1,099
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2010                                     1,000            1,075
City of New York, G.O. Bonds, Fiscal 2003 Series A, 5.125% 2010                                    2,000            2,163
City of New York, G.O. Bonds, Fiscal 2003, Series G, 5.25% 2008                                    2,460            2,663
City of New York, G.O. Bonds, Fiscal 2004, Series I, 4.50% 2012                                    3,000            3,108
New York City, Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
   2003 Series A, 5.50% 2026                                                                       7,000            7,752
Port Auth. of New York and New Jersey, Consolidated Bonds, AMT, Series 131,
   5.00% 2008                                                                                      4,260            4,543
Port Auth. of New York and New Jersey, Consolidated Bonds, AMT, Series 131,
   5.00% 2009                                                                                      4,000            4,270
Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation), Series
   2002-A, 5.25% 2010                                                                              1,500            1,652
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2002,
   5.25% 2009                                                                                      3,055            3,324
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2002,
   5.25% 2010                                                                                      2,000            2,185
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1,
   5.00% 2008                                                                                      2,000            2,130
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1,
   5.00% 2009                                                                                      2,000            2,129
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1,
   5.00% 2010                                                                                      2,000            2,140
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
   5.00% 2009                                                                                      2,000            2,177
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
   5.00% 2010                                                                                      3,000            3,276
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
   (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                                 4,000            4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
   (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)                                 2,500            2,730
                                                                                                                   94,027

NORTH CAROLINA -- 3.70%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured,
   5.125% 2009                                                                                     1,035            1,110
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
   6.00% 2005                                                                                      1,330            1,347
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
   7.00% 2008                                                                                      1,950            2,182
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
   6.125% 2009                                                                                     1,750            1,932
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C,
   5.50% 2007                                                                                      3,800            4,027
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A,
   5.50% 2010                                                                                      1,500            1,619
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A,
   5.50% 2011                                                                                      1,000            1,078
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A,
   5.50% 2012                                                                                      2,155            2,324
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
   5.375% 2010                                                                                     2,000            2,146
G.O. Bonds, Cert. of Part., Repair and Renovation Project, Series 2004-B,
   5.00% 2011                                                                                      1,000            1,086
Infrastructure Fin. Corp. Lease-Purchase Rev. Bonds (North Carolina Correctional
   Facs. Projects), Series 2003, 4.50% 2007                                                        2,000            2,120
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1992, MBIA
   insured, 6.00% 2010                                                                             3,000            3,396
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1997-A,
   MBIA insured, 5.125% 2011                                                                       3,750            4,042
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-B,
   6.50% 2009                                                                                      1,660            1,868
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-B,
   6.625% 2010                                                                                     2,500            2,854
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
   5.50% 2012                                                                                      2,500            2,723
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
   5.50% 2013                                                                                      2,250            2,450
                                                                                                                   38,304

OHIO -- 1.81%
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
   Project), 4.30% 2037 (put 2010)                                                                 2,000            2,064
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
   Project), 4.60% 2037 (put 2012)                                                                 2,000            2,070
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital),
   Series 1998, Asset Guaranty insured, RADIAN insured, 4.70% 2008                                 1,155            1,222
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
   Series 2002-A, 5.00% 2010                                                                       1,945            2,067
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
   Series 2002-A, 5.50% 2011                                                                       2,040            2,221
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
   Series 2002-A, 5.50% 2012                                                                       2,150            2,346
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
   Healthcare Partners), Series 2001-A, 5.25% 2009                                                 1,170            1,264
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
   Healthcare Partners), Series 2001-A, 5.25% 2010                                                 2,275            2,460
County of Montgomery, Rev. Bonds (Catholic Health Initiatives), Series 2001,
   4.00% 2005                                                                                      2,000            2,047
The Student Loan Funding Corp., Cincinnati, Student Loan Rev. Bonds, Series
   1988-B3, AMT, AMBAC insured, 5.125% 2005                                                        1,000            1,010
                                                                                                                   18,771

OKLAHOMA -- 0.13%
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of
   INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma CIty Hospital
   Corp. and INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured,
   6.00% 2009                                                                                      1,240            1,395


OREGON -- 0.21%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties, G.O. Bonds, Series
   1999, 5.25% 2010 (preref. 2009)                                                                  2,000           2,205


PENNSYLVANIA -- 1.48%
Erie County, Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2002-A, 4.90% 2009                                   4,000            4,150
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
   Bonds (Jefferson Health System), Series 1997-A, 5.50% 2006                                      2,045            2,152
Hospitals and Higher Education Facs. Auth. of Philadelphia, Health System Rev.
   Bonds (Jefferson Health System), Series 1997-A, 5.50% 2008                                      1,000            1,079
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT,
   4.25% 2012                                                                                        910              929
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia Airport
   System Project), Series 1998-A, AMT, FGIC insured, 5.25% 2009                                   3,410            3,656
Scranton-Lackawanna Health and Welfare Auth., Hospital Rev. Ref. Bonds (The
   Community Medical Center Project), MBIA insured, 5.25% 2005                                     1,250            1,292
Westmoreland County Industrial Dev. Auth., Variable Rate Rev. Bonds (National
   Waste and Energy Corp.; Valley Landfill Expansion Project), Series 1993,
   AMT, 5.10% 2018 (put 2009)                                                                      2,000            2,068
                                                                                                                   15,326

PUERTO RICO -- 0.90%
The Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000,
   5.75% 2020 (preref. 2010)                                                                       3,635            3,939
G.O. Bonds, Series D, FSA insured, 5.00% 2021 (put 2008)                                           1,000            1,076
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                           4,000            4,279
                                                                                                                    9,294

RHODE ISLAND -- 0.24%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
   Obligated Group Issue, Series 2002, 5.75% 2009                                                  1,340            1,423
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
   Obligated Group Issue, Series 2002, 5.75% 2010                                                  1,020            1,082
                                                                                                                    2,505

SOUTH CAROLINA -- 0.58%
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co.
   Projects), Series 1999-A, 5.125% 2012                                                           2,500            2,583
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA
   insured, 5.875% 2009                                                                              985            1,011
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
   Series 2001-B, 6.00% 2022                                                                       1,500            1,369
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc. Project), Series
   1990, AMT, 7.625% 2006                                                                          1,000            1,038
                                                                                                                    6,001

SOUTH DAKOTA -- 0.25%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2000-H, 5.00% 2009                       $  415         $    416
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2001-C, 4.55% 2010                          980            1,027
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15%
   2009                                                                                            1,150            1,187
                                                                                                                    2,630

TENNESSEE -- 1.69%
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A, 5.00%
   2006                                                                                            2,000            2,126
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
   Express Corp.), Series 2001, 5.00% 2009                                                         7,490            7,921
Metropolitan Government of Nashville and Davidson County, G.O. Multi-Purpose
   Improvement Bonds, Series 1997-A, 5.125% 2010                                                   1,000            1,072
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
   Rev. Bonds (Wellmont Health System Project), Series 2002, 5.50% 2006                            1,475            1,537
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
   Rev. Bonds (Wellmont Health System Project), Series 2002, 5.75% 2007                            1,555            1,641
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
   Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, 5.00% 2007                      1,000            1,034
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
   Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, RADIAN
   insured, 5.00% 2009                                                                             2,000            2,142
                                                                                                                   17,473

TEXAS -- 17.52%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds
   (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012                          5,350            5,603
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds,
   Series 2003, 5.00% 2011                                                                         1,220            1,327
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds,
   Series 2003, 5.00% 2012                                                                         1,000            1,088
City of Austin, Public Improvement Bonds, 5.75% 2011                                               1,500            1,671
City of Austin, Public Improvement Bonds, Series 2001, 5.00% 2010                                  2,000            2,184
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
   Retirement Services, Inc. Obligated Group Project), Series 1998, 5.00% 2005                     1,330            1,373
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
   Retirement Services, Inc. Obligated Group Project), Series 1998, 5.00% 2007                     1,470            1,550
Bexar County, Tax-Exempt Venue Project Rev. Bonds, Series 2000, MBIA insured,
   5.50% 2009                                                                                      2,000            2,216
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas
   Utilities Electric Co. Project), Series 1994-B, AMT, 5.40% 2029 (put 2006)                      1,000            1,031
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas
   Utilities Electric Co. Project), Series 1995-B, AMT, 5.05% 2030 (put 2006)                      1,000            1,027
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
   Project), Series 2001-C, AMT, 5.75% 2036 (put 2011)                                             5,750            5,932
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
   Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A4, AMT, 5.20% 2033
   (put 2008)                                                                                      6,450            6,798
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                           1,000            1,096
Plano Independent School Dist. (Collin County, Texas), Unlimited Tax School
   Building and Ref. Bonds, Series 2001, 5.00% 2011                                                1,000            1,086
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
   Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                            1,000            1,052
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and Schoolhouse
   Bonds, Series 2001, 5.25% 2011                                                                  2,000            2,202
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and
   Improvement Bonds, Series 1998, 5.00% 2012                                                      4,000            4,267
City of Dallas, Waterworks and Sewer System Rev. Ref. Bonds (Dallas, Denton,
   Collin and Rockwell Counties), Series 1998, 5.00% 2011                                          1,800            1,941
City of Dallas, Waterworks and Sewer System Rev. Ref. Bonds (Dallas, Denton,
   Collin and Rockwell Counties), Series 1998, 5.125% 2010                                         1,490            1,638
Socorro Independent School Dist. (El Paso County), Unlimited Tax School
   Building Ref. Bonds, Series 2001, 5.00% 2009                                                    1,255            1,364
Fort Worth Independent School Dist. (Tarrant County), School Building Unlimited
   Tax Bonds, Series 2001-A, 5.00% 2011                                                            3,560            3,872
City of Fort Worth (Tarrant and Denton Counties), General Purpose Ref. Bonds,
   Series 2002, 5.00% 2010                                                                         1,000            1,088
City of Fort Worth (Tarrant and Denton Counties), Water and Sewer System Rev.
   Ref. and Improvement Bonds, Series 2003, 5.00% 2011                                             1,000            1,086
Public Fin. Auth., G.O. and Ref. Bonds, Series 2003, 5.00% 2010                                    1,100            1,198
Public Fin. Auth., G.O. Ref. Bonds, Series 1997, 5.25% 2011                                        2,000            2,160
Public Fin. Auth., G.O. Ref. Bonds, Series 2002, 5.25% 2007                                        1,500            1,625
G.O. Bonds, Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2011                   2,205            2,406
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste
   Management of Texas, Inc. Denton County Project), Series 2003-B, AMT, 3.50%
   2028 (put 2007)                                                                                 1,000            1,000
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Healthcare System), Series 2004-A, 5.25% 2011                                                   1,500            1,620
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Healthcare System), Series 2004-A, 5.25% 2012                                                   1,750            1,875
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Healthcare System), Series 2004-A, 5.25% 2013                                                   1,000            1,063
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
   Hospital System Project), Series 1998, FSA insured, 5.25% 2008                                  1,000            1,084
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital
   System Project), Series 1997-A, MBIA insured, 6.00% 2009                                        3,215            3,609
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital
   System Project), Series 1997-A, MBIA insured, 6.00% 2010                                        1,500            1,696
Harris County Health Facs. Dev. Corp., Hospital Rev. Ref. Bonds (Children's
   Hospital Project), Series 1995, MBIA insured, 6.00% 2004 (escrowed to
   maturity)                                                                                       1,000            1,008
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2001-A, 5.50% 2010                                                            1,705            1,864
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2001-A, 5.50% 2011                                                            1,000            1,094
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2002, 5.00% 2009                                                                700              749
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2002, 5.00% 2010                                                                735              786
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2002, 5.00% 2011                                                                770              821
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
   Hospital), Series 2002, 5.00% 2012                                                                810              863
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                   1,585            1,747
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                       4,645            5,061
Harris County, Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2009                     2,000            2,175
Harris County, Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2011                     2,000            2,177
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT,
   FGIC insured, 5.25% 2009                                                                        2,500            2,678
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT,
   FGIC insured, 5.25% 2012                                                                        2,915            3,097
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-B, FSA
   insured, 5.25% 2011                                                                             2,000            2,200
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast Texas,
   FHA insured Mortgage Rev. Bonds, Series 2001, AMBAC insured, 4.50% 2010                         1,000            1,051
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited
   Tax School Building Bonds, Series 2002-A, 5.25% 2011                                            1,000            1,101
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00%
   2010                                                                                            1,500            1,632
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
   System Project), Series 2002, 5.50% 2006                                                        3,000            3,166
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
   System Project), Series 2002, 5.50% 2009                                                          960            1,048
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
   System Project), Series 2002, 5.50% 2010                                                        1,140            1,247
North Central Health Facs. Dev. Corporation, Hospital Rev. Bonds (Children's
   Medical Center of Dallas Project), AMBAC insured, 5.00% 2009                                    1,100            1,188
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, AMBAC
   insured, 5.00% 2038 (put 2008)                                                                  4,000            4,293
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, FSA
   insured, 5.00% 2018 (put 2008)                                                                  1,000            1,073
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds,
   Series 2003, 5.00% 2010                                                                         3,300            3,603
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co.
   Project), Series 2001-A, 5.50% 2022 (put 2011)                                                  2,000            2,109
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
   2002-A, 5.50% 2010                                                                              4,740            5,194
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series
   1998, 5.00% 2009                                                                                1,985            2,115
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.00% 2010                   2,000            2,169
City of San Antonio, G. O. Forward Ref. Bonds, Series 2002, 5.00% 2011                             2,950            3,209
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT,
   FGIC insured, 5.50% 2009                                                                        1,000            1,088
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT,
   FGIC insured, 5.50% 2010                                                                        1,000            1,089
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
   1997, 5.30% 2011 (preref. 2007)                                                                 1,945            2,103
City of San Antonio, Electric and Gas Rev. Ref. Bonds (Forward Delivery), New
   Series 2003, 5.25% 2011                                                                         1,000            1,101
City of San Antonio, Electric and Gas Rev. Ref. Bonds (Forward Delivery), New
   Series 2003-A, 5.00% 2007                                                                       1,000            1,064
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
   1997, 5.30% 2011                                                                                1,555            1,672
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, New Series
   2002, FSA insured, 5.25% 2011                                                                   4,500            4,953
City of San Antonio, Electric and Gas Systems Rev. and Ref. Bonds, Series
   1998-A, 5.125% 2009                                                                             2,455            2,671
City of San Antonio, G.O. Forward Ref. Bonds, Series 2002, 5.00% 2009 (preref.
   2008)                                                                                              15               16
City of San Antonio, G.O. Forward Ref. Bonds, Series 2002, 5.00% 2011(escrowed
   to maturity)                                                                                       50               55
City of San Antonio, Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds,
   Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)                                             1,500            1,612
Tarrant County, Health Facs. Dev. Corp., Health Resources System Rev. Bonds,
   Series 1997-A, MBIA insured, 5.50% 2007                                                         1,000            1,074
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health
   Care System Project), Series 2002-A, 5.00% 2008                                                 1,635            1,749
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev.
   Ref. and Improvement Bonds, Series 2002, FSA insured, 5.00% 2010                                2,000            2,173
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes,
   Series 2002, 5.00% 2008                                                                         8,500            9,160
Board of Regents of the Texas A&M University System, Permanent University Fund
   Ref. Bonds, Series 2003, 5.25% 2012                                                             1,250            1,384
Board of Regents of The Texas A&M University System, Rev. Fncg. System Bonds,
   5.10% 2010                                                                                      2,000            2,155
Board of Regents of The Texas State University System, Rev. Fncg. System Rev.
   and Ref. Bonds, Series 2002, FSA insured, 5.00% 2010                                            1,400            1,521
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
   Series 1996-B, 5.00% 2011 (preref. 2006)                                                        1,000            1,080
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
   Series 2001-B, 5.00% 2011                                                                       1,150            1,255
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
   Series 2003-A, 5.00% 2009                                                                       1,000            1,089
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds,
   Series 2003-B, 5.25% 2010                                                                       1,500            1,658
Board of Regents of the University of Texas System, Rev. Fncg. System Ref.
   Bonds, Series 2002-B, 5.25% 2012                                                                1,000            1,108
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series
   2003, MBIA insured, 5.00% 2010                                                                  2,040            2,206
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series
   2003, MBIA insured, 5.00% 2011                                                                  3,715            4,014
                                                                                                                  181,396

UTAH -- 0.45%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C2, Class III, AMT,
   5.25% 2018                                                                                      1,890            1,963
Housing Corp., Single-family Mortgage Bonds, Series 2002-D2, Class III, AMT,
   5.00% 2018                                                                                        935              961
Housing Corp., Single-family Mortgage Bonds, Series 2002-E2, AMT, 4.95% 2019                         960              980
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or
   Guaranteed Mortgage Loans), 1998 Issue D-2, AMT, 5.25% 2012                                       130              135
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or
   Guaranteed Mortgage Loans), 1998 Issue E-1, AMT, 5.25% 2012                                       150              156
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or
   Guaranteed Mortgage Loans), 1998 Issue F-2, AMT, 4.25% 2008                                       465              475
                                                                                                                    4,670

VIRGIN ISLANDS -- 0.49%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien,
   Series 1998-A, 5.20% 2010                                                                       4,765            5,054

VIRGINIA -- 1.22%
Capital Region Airport Commission, Rev. Ref. Bonds, Series 2004-A, FSA insured,
   5.00% 2011                                                                                      1,335            1,447
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
   Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT,
   6.25% 2027 (put 2012)                                                                           2,000            2,176
Housing Dev. Auth., Rental Housing Bonds, Series 2000-D, AMT, 5.50% 2008                           1,070            1,115
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002,
   AMT, 5.00% 2010                                                                                 2,000            2,157
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002,
   AMT, 5.00% 2011                                                                                 4,345            4,675
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002,
   AMT, 5.00% 2012                                                                                 1,000            1,075
                                                                                                                   12,645

WASHINGTON -- 8.47%
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds, Series
   2002, FSA insured, 5.00% 2011                                                                   1,000            1,090
Conservation and Renewable Energy System, Conservation Project Rev. Bonds
   (Bonneville Power Administration), Series 2003, 5.00% 2010                                      1,240            1,349
Conservation and Renewable Energy System, Conservation Project Rev. Bonds
   (Bonneville Power Administration), Series 2003, 5.00% 2011                                      1,000            1,086
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series
   2004-A, 5.25% 2008                                                                              2,000            2,167
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series
   2003-A, 5.50% 2012                                                                              3,500            3,878
G.O. Bonds and Motor Vehicle Fuel Tax G.O Bonds, Series A, 5.375% 2007                             3,000            3,163
G.O. Bonds, Series 1999-S1, 5.00% 2012                                                             4,700            5,041
Various Purpose G.O. Bonds, Series 1999-A, 5.25% 2010                                              1,000            1,081
Various Purpose G.O. Bonds, Series 2000-B, 6.00% 2010                                              1,130            1,278
Grays Harbor County, Public Utility Dist. No. 1, Electric Rev. Bonds, Series
   2001, AMBAC insured, 5.00% 2009                                                                 1,295            1,399
Health Care Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series
   1997-A, MBIA insured, 5.10% 2010                                                                1,000            1,075
Health Care Facs. Auth., Weekly Rate Demand Rev. Bonds (Virginia Mason Medical
   Center), Series 1997-A, MBIA insured, 6.00% 2006                                                1,000            1,076
Higher Education Facs. Auth., Rev. and Ref. Rev. Bonds (Gonzaga University
   Project), Series 1998, MBIA insured, 4.80% 2009                                                 1,000            1,073
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School
   Dist. No. 417), FSA insured, 5.00% 2010                                                         1,275            1,390
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School
   Dist. No. 417), FSA insured, 5.00% 2011                                                         1,900            2,068
King County, Limited Tax G.O. Bonds (Baseball Stadium), Series 1997-D, 5.60%
   2009                                                                                            3,710            4,115
King County, Limited Tax G.O. Bonds, Series 1991-A, 5.00% 2009                                     2,500            2,599
King County, Limited Tax G.O. Ref. Bonds (Baseball Stadium), Series 2002, 5.00%
   2008                                                                                            2,000            2,167
King County, Sewer Rev. Bonds, Rev. Ref. Bonds, Series 1999-B, FSA insured,
   5.25% 2010                                                                                      2,000            2,194
King County, Sewer Rev. Bonds, Rev. Ref. Bonds, Series 1999-B, FSA insured,
   5.25% 2011                                                                                      2,895            3,185
Pierce County, Tacoma School Dist. No. 10, Unlimited Tax G. O. Bonds, Series
   2003, FGIC insured, 5.00% 2009                                                                  1,500            1,631
Public Power Supply System, Nuclear Project No. 2, Rev. Ref. Bonds, Series
   1997-B, 5.50% 2006                                                                              1,000            1,064
Public Power Supply System, Nuclear Project No. 2, Rev. Ref. Bonds, Series
   1998-A, 5.00% 2005                                                                              1,000            1,031
Public Power Supply System, Nuclear Project No. 2, Rev. Ref. Bonds, Series
   1998-A, 5.00% 2012                                                                              4,000            4,252
Public Power Supply System, Nuclear Project No. 2, Rev. Ref. Bonds, Series
   1998-A, 5.00% 2005                                                                              4,250            4,382
Public Power Supply System, Nuclear Project No. 3, Rev. Ref. Bonds, Series
   1997-A, FSA insured, 5.10% 2010                                                                 1,000            1,082
Public Utility Dist. No. 1 of Lewis County, Cowlitz Falls Hydroelectric Project
   Rev. Ref. Bonds, Series 2003, XLCA insured, 5.00% 2011                                          2,000            2,162
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref.
   Bonds, Series 2002-B, FSA insured, 5.25% 2009                                                   1,000            1,098
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref.
   Bonds, Series 2002-B, FSA insured, 5.25% 2010                                                   2,000            2,207
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref.
   Bonds, Series 2002-B, FSA insured, 5.25% 2011                                                   4,000            4,412
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds,
   Series 2001, FSA insured, 5.50% 2012                                                            1,000            1,109
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010                     1,000            1,076
Snohomish County, Everett School Dist. No. 2, Unlimited Tax G.O. Ref. Bonds,
   Series 2003, 4.50% 2007                                                                         1,890            2,005
Snohomish County, Limited Tax G.O. Bonds, Series 2001, 5.00% 2010                                  3,000            3,274
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds,
   Series 2001, AMBAC insured, 5.25% 2011                                                          1,650            1,802
City of Tacoma, Electric System Rev. and Ref. Bonds, Series 2001-A, FSA insured,
   5.50% 2011                                                                                      1,100            1,223
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC
   insured, 5.25% 2009                                                                             1,000            1,074
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC
   insured, 5.25% 2011                                                                             2,000            2,129
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2009                          1,605            1,749
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                          3,000            3,263
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured,
   5.50% 2009                                                                                      1,500            1,635
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003,
   AMT, MBIA insured, 5.00% 2012                                                                   1,510            1,593
                                                                                                                   87,727

WISCONSIN -- 2.92%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 5.50% 2010                                                                                 750              747
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 5.75% 2012                                                                               3,000            2,958
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 5.50% 2006                                                                               1,000            1,020
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 5.00% 2008                                                                               1,350            1,347
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                         2,210            2,475
Health and Educational Facs. Auth. Rev. Bonds (Froedtert & Community Health
   Obligated Group), Series 2001, 5.65% 2009                                                       1,935            2,111
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series
   2003-A, FSA insured, 5.00% 2009                                                                 1,500            1,610
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series
   2003-A, FSA insured, 5.00% 2010                                                                 1,200            1,290
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc.
   - Obligated Group), Series 1998-B, MBIA insured, 4.85% 2011                                     1,195            1,256
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc.
   - Obligated Group), Series 2003-D, FSA insured, 5.00% 2011                                      2,515            2,721
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.),
   Series 1999, 4.60% 2008                                                                         1,010            1,047
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services),
   Series 2003-A, 5.00% 2008                                                                       1,595            1,696
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services),
   Series 2003-A, 5.00% 2012                                                                       2,065            2,175
Health and Educational Facs. Auth., Various Rate Hospital Rev. Bonds (Charity
   Obligated Group, Daughters of Charity National Health Systems), Series
   1997-D, 4.90% 2015 (preref. 2005/put 2005)                                                      3,050            3,171
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series 2000-C, MBIA insured,
   4.35% 2009                                                                                        965              999
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMT, AMBAC insured, 5.00%
   2011                                                                                            1,055            1,115
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010                              2,200            2,458
                                                                                                                   30,196


TOTAL BONDS AND NOTES (cost: $964,073,000)                                                                        980,185




SHORT-TERM SECURITIES -- 4.31%


California Pollution Control Financing Auth., Pollution Control Rev. Ref. Bonds
   (Pacific Gas and Electric Co.), Series 1996-E, 1.10% 2026(2)                                    2,300            2,300
State of California, County of Riverside, Cert. of Part. ACES (Riverside County
   Public Facs. Project), Series 1985-B, 1.06% 2015(2)                                             5,800            5,800
Will County, Illinois, Exempt Fac. Industrial Rev. Bonds (BP Amoco Chemical Co.
   Project), Series 2001, AMT, 1.15% 2031(2)                                                       1,600            1,600
State of Indiana, City of Whiting, Environmental Facs. Rev. Ref. Bonds (BP
   Products North America Inc. Project), Series 2002-C, AMT, 1.15% 2034(2)                         3,550            3,550
State of Kentucky, Regional Airport Auth. of Louisville and Jefferson County,
   Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project),
   Series 1999-A, AMT, 1.14% 2029(2)                                                               1,200            1,200
State of Louisiana, Parish of Plaquemines, Environmental Rev. Bonds (BP
   Exploration & Oil Inc. Project), Series 1994, AMT, 1.15% 2024(2)                                2,150            2,150
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
   Variable Rate Demand Obligations, Series 2000, 1.08% 2030(2)                                   10,000           10,000
State of Ohio, Solid Waste Rev. Ref. Bonds (BP Products North America Inc.
   Project), Series 2001-B, AMT, 1.15% 2034(2)                                                     1,800            1,800
State of Rhode Island, Health and Educational Building Corp., Hospital Fncg.
   Rev. Bonds (Care New England Issue), Series 2002-A, 1.13% 2032(2)                               1,000            1,000
State of Tennessee, Public Building Auth. of The City of Clarksville,
   Adjustable Rate Pooled Fncg. Rev. Bonds, Series 2001, 1.13% 2031(2)                             2,745            2,745
State of Texas, Gulf Coast Industrial Dev. Auth., Marine Terminal Rev. Bonds
   (Amoco Oil Co. Project), Series 1993, AMT, 1.15% 2028(2)                                        2,500            2,500
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds
   (BP Products North America Inc. Project), Series 2002, AMT, 1.15% 2036(2)                       1,700            1,700
State of Texas, Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Ref.
   Bonds (Amoco Oil Co. Project), Series 1994, AMT, 1.15% 2023(2)                                  4,900            4,900
Industrial Dev. Corp., Port of Bellingham, Washington, Environmental Facs.
   Industrial Rev. Bonds (Atlantic Richfield Co. Project), Series 2001, AMT,
   1.15% 2033(2)                                                                                   3,400            3,400


TOTAL SHORT-TERM SECURITIES (cost: $44,645,000)                                                                    44,645


TOTAL INVESTMENT SECURITIES (cost: $1,008,718,000)                                                              1,024,830
Other assets less liabilities                                                                                      10,533
NET ASSETS                                                                                                     $1,035,363



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all restricted securities was $7,424,000, which represented 0.72% of the net assets of the fund.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

MFGEFP-943-904(S2880)


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company. ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.


(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIMITED TERM TAX-EXEMPT BOND FUND OF
AMERICA


By
/s/ Brenda S. Ellerin
-------------------------------------------------------
Brenda S. Ellerin, President and PEO

Date: October 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By
/s/ Brenda S. Ellerin
--------------------------------------------------
Brenda S. Ellerin, President and PEO

Date: October 8, 2004



By /s/ Sharon G. Moseley
--------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: October 8, 2004